Exhibit 99.2
Employers Holdings, Inc.
Fourth Quarter and Full Year 2023
Financial Supplement

February 15, 2024

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

3	Consolidated Financial Highlights

4	Summary Consolidated Balance Sheets

5	Summary Consolidated Income Statements

6	Return on Equity

7	Combined Ratios

8	Roll-forward of Unpaid Losses and LAE

9	Consolidated Investment Portfolio

10	Book Value Per Share

11	Earnings Per Share

12	Non-GAAP Financial Measures

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Years Ended
	December 31,			December 31,
	2023	2022	% change	2023	2022	% change
Selected financial highlights:
Gross premiums written	$178.2	$173.8	3%	$767.7	$714.2	7%
Net premiums written	176.4	171.9	3	760.6	707.2	8
Net premiums earned	187.5	181.1	4	721.9	675.2	7
Net investment income	26.2	27.0	(3)	106.5	89.8	19
Net income excluding LPT(1)	44.4	45.2	(2)	110.9	40.1	177
Adjusted net income(1)	36.1	34.4	5	101.7	81.0	26
Net income before income taxes	58.2	55.9	4	148.4	55.8	166
Net income	45.6	47.2	(3)	118.1	48.4	144
Comprehensive income (loss)	116.2	67.2	73	171.0	(151.1)	213
Total assets				3,550.4	3,716.7	(4)
Stockholders' equity				1,013.9	944.2	7
Stockholders' equity including the Deferred Gain(2)				1,113.1	1,050.3	6
Adjusted stockholders' equity(2)				1,199.1	1,189.2	1
Annualized adjusted return on stockholders' equity(3)	12.2%	11.6%	5%	8.5%	6.6%	29
Amounts per share:
Cash dividends declared per share	$0.28	$1.51	(81)%	$1.10	$3.28	(66)%
Earnings per diluted share(4)	1.77	1.72	3	4.45	1.75	154
Earnings per diluted share excluding LPT(4)	1.72	1.65	4	4.18	1.45	188
Adjusted earnings per diluted share(4)	1.40	1.25	12	3.83	2.93	31
Book value per share(2)				39.96	34.76	15
Book value per share including the Deferred Gain(2)				43.88	38.67	13
Adjusted book value per share(2)				47.26	43.78	8
Combined ratio excluding LPT:(5)
Loss and loss adjustment expense ratio:
Current year	63.5%	64.3%		63.4%	64.1%
Prior Year	(13.3)	(12.8)		(6.2)	(5.0)
Loss and loss adjustment expense ratio	50.2%	51.5%		57.2%	59.1%
Commission expense ratio	14.0	14.4		13.9	14.2
Underwriting and general and administrative expense ratio	24.6	25.8		24.9	24.8
Combined ratio excluding LPT	88.8%	91.7%		96.0%	98.1%

(1) See Page 5 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 10 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 6 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 11 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.
(5) See Page 7 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	December 31, 2023	December 31, 2022
ASSETS
Available for sale:
Investments, cash and cash equivalents	$2,504.7	$2,658.2
Accrued investment income	16.3	19.0
Premiums receivable, net	359.4	305.9
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	433.8	451.3
Deferred policy acquisition costs	55.6	48.3
Deferred income taxes, net	43.4	62.7
Contingent commission receivable—LPT Agreement	14.2	13.9
Other assets	123.0	157.4
Total assets	$3,550.4	$3,716.7

LIABILITIES
Unpaid losses and LAE	$1,884.5	$1,960.7
Unearned premiums	379.7	339.5
Commissions and premium taxes payable	66.0	58.2
Deferred Gain	99.2	106.1
FHLB Advances (1)	—	182.5
Other liabilities	107.1	125.5
Total liabilities	$2,536.5	$2,772.5

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$420.4	$415.2
Retained earnings	1,384.3	1,295.6
Accumulated other comprehensive loss, net	(86.0)	(138.9)
Treasury stock, at cost	(704.8)	(627.7)
Total stockholders’ equity	1,013.9	944.2
Total liabilities and stockholders’ equity	$3,550.4	$3,716.7

Stockholders' equity including the Deferred Gain (2)	$1,113.1	$1,050.3
Adjusted stockholders' equity (2)	1,199.1	1,189.2
Book value per share (2)	$39.96	$34.76
Book value per share including the Deferred Gain (2)	43.88	38.67
Adjusted book value per share (2)	47.26	43.78

(1) FHLB = Federal Home Loan Bank
(2) See Page 10 for calculations and Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2023	2022	2023	2022
Revenues:
Net premiums earned	$187.5	$181.1	$721.9	$675.2
Net investment income	26.2	27.0	106.5	89.8
Net realized and unrealized gains (losses) on investments(1)	12.1	13.7	22.7	(51.8)
Other (loss) income	(0.1)	—	(0.2)	0.3
Total revenues	225.7	221.8	850.9	713.5
Expenses:
Losses and LAE incurred	92.9	91.2	405.7	391.0
Commission expense	26.3	26.0	100.0	95.9
Underwriting and general and administrative expenses	46.1	46.7	180.0	167.3
Interest and financing expenses	0.6	2.0	5.8	3.5
Other expenses	1.6	—	11.0	—
Total expenses	(167.5)	(165.9)	(702.5)	(657.7)
Net income before income taxes	58.2	55.9	148.4	55.8
Income tax expense	(12.6)	(8.7)	(30.3)	(7.4)
Net income	45.6	47.2	118.1	48.4
Unrealized AFS investment gains (losses) arising during the period, net of tax	66.6	19.9	46.6	(202.3)
Reclassification adjustment for realized AFS investment gains in net income, net of tax	4.0	0.1	6.3	2.8
Total Comprehensive income (loss)	$116.2	$67.2	$171.0	$(151.1)
Net income	$45.6	$47.2	$118.1	$48.4
Amortization of the Deferred Gain - losses	(1.5)	(1.7)	(6.3)	(6.8)
Amortization of the Deferred Gain - contingent commission	(0.3)	(0.3)	(1.5)	(1.5)
LPT reserve adjustment	0.9	—	0.9	—
LPT contingent commission adjustments	(0.3)	—	(0.3)	—
Net income excluding LPT Agreement (2)	$44.4	$45.2	$110.9	$40.1
Net realized and unrealized (gains) losses on investments	(12.1)	(13.7)	(22.7)	51.8
Lease termination and asset impairment charges	1.6	—	11.0	—
Income tax expense (benefit) related to items excluded from Net income	2.2	2.9	2.5	(10.9)
Adjusted net income (2)	$36.1	$34.4	$101.7	$81.0

(1) Includes unrealized gains (losses) on equity securities and other invested assets of $17.8 million and $16.9 million for the three months ended December 31, 2023 and 2022, respectively, and $36.2 million and $(72.3) million for the year ended December 31, 2023 and 2022, respectively

(2) See Page 12 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Years Ended
		December 31,		December 31,
		2023	2022	2023	2022

Net income	A	$45.6	$47.2	$118.1	$48.4
Impact of the LPT Agreement		(1.2)	(2.0)	(7.2)	(8.3)
Net realized and unrealized (gains) losses on investments		(12.1)	(13.7)	(22.7)	51.8
Lease termination and asset impairment charges		1.6	—	11.0	—
Income tax expense (benefit) related to items excluded from Net income		2.2	2.9	2.5	(10.9)
Adjusted net income(1)	B	$36.1	$34.4	$101.7	$81.0

Stockholders' equity - end of period		$1,013.9	$944.2	$1,013.9	$944.2
Stockholders' equity - beginning of period		919.0	919.0	944.2	1,213.1
Average stockholders' equity	C	$966.5	$931.6	$979.1	$1,078.7

Stockholders' equity - end of period		$1,013.9	$944.2	$1,013.9	$944.2
Deferred Gain - end of period		99.2	106.1	99.2	106.1
Accumulated other comprehensive loss, before taxes - end of period		108.9	175.8	108.9	175.8
Income tax related to accumulated other comprehensive loss - end of period		(22.9)	(36.9)	(22.9)	(36.9)
Adjusted stockholders' equity - end of period		1,199.1	1,189.2	1,199.1	1,189.2
Adjusted stockholders' equity - beginning of period		1,175.8	1,186.0	1,189.2	1,266.9
Average adjusted stockholders' equity(1)	D	$1,187.5	$1,187.6	$1,194.2	$1,228.1

Return on stockholders' equity	A / C	4.7%	5.1%	12.1%	4.5%
Annualized return on stockholders' equity		18.9	20.3

Adjusted return on stockholders' equity(1)	B / D	3.0	2.9	8.5	6.6
Annualized adjusted return on stockholders' equity(1)		12.2	11.6

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Combined Ratios (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2023	2022	2023	2022

Net premiums earned	A	$187.5	$181.1	$721.9	$675.2
Losses and LAE incurred	B	92.9	91.2	405.7	391.0
Amortization of deferred reinsurance gain - losses		1.5	1.7	6.3	6.8
Amortization of deferred reinsurance gain - contingent commission		0.3	0.3	1.5	1.5
LPT reserve adjustment		(0.9)	—	(0.9)	—
LPT contingent commission adjustments		0.3	—	0.3	—
Losses and LAE excluding LPT(1)	C	$94.1	$93.2	$412.9	$399.3
Prior year loss reserve development		(24.9)	(23.2)	(44.9)	(33.5)
Losses and LAE excluding LPT - current accident year	D	$119.0	$116.4	$457.8	$432.8
Commission expense	E	$26.3	$26.0	$100.0	$95.9
Underwriting and general and administrative expense	F	$46.1	$46.7	$180.0	$167.3
GAAP combined ratio:
Loss and LAE ratio	B/A	49.5%	50.4%	56.2%	57.9%
Commission expense ratio	E/A	14.0	14.4	13.9	14.2
Underwriting and general and administrative expense ratio	F/A	24.6	25.8	24.9	24.8
GAAP combined ratio		88.1%	90.6%	95.0%	96.9%
Combined ratio excluding LPT:(1)
Loss and LAE ratio excluding LPT	C/A	50.2%	51.5%	57.2%	59.1%
Commission expense ratio	E/A	14.0	14.4	13.9	14.2
Underwriting and general and administrative expense ratio	F/A	24.6	25.8	24.9	24.8
Combined ratio excluding LPT		88.8%	91.7%	96.0%	98.1%
Combined ratio excluding LPT: current accident year:(1)
Loss and LAE ratio excluding LPT	D/A	63.5%	64.3%	63.4%	64.1%
Commission expense ratio	E/A	14.0	14.4	13.9	14.2
Underwriting and general and administrative expenses ratio	F/A	24.6	25.8	24.9	24.8
Combined ratio excluding LPT: current accident year		102.1%	104.5%	102.2%	103.1%

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Years Ended
	December 31,		December 31,
	2023	2022	2023	2022

Unpaid losses and LAE at beginning of period	$1,913.4	$1,979.9	$1,960.7	$1,981.2
Less reinsurance recoverable on unpaid losses and LAE	426.6	456.4	445.4	476.9
Net unpaid losses and LAE at beginning of period	1,486.8	1,523.5	1,515.3	1,504.3
Losses and LAE incurred:
Current year	119.1	116.5	457.8	432.8
Prior years - voluntary business	(24.6)	(22.5)	(44.6)	(32.1)
Prior years - involuntary business	(0.3)	(0.7)	(0.3)	(1.4)
Total losses incurred	94.2	93.3	412.9	399.3
Losses and LAE paid:
Current year	47.6	42.1	111.7	92.5
Prior years	77.3	59.4	360.4	295.8
Total paid losses	124.9	101.5	472.1	388.3
Net unpaid losses and LAE at end of period	1,456.1	1,515.3	1,456.1	1,515.3
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	428.4	445.4	428.4	445.4
Unpaid losses and LAE at end of period	$1,884.5	$1,960.7	$1,884.5	$1,960.7
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, LPT Reserve Adjustments, and LPT Contingent Commission Adjustments, which totaled $1.2 million and $2.0 million for the three months ended December 31, 2023 and 2022, respectively, and $7.2 million and $8.3 million for the year ended December 31, 2023 and 2022, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	December 31, 2023				December 31, 2022
Investment Positions:	Cost or Amortized Cost(1)	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,048.0	$(109.0)	$1,936.3	77%	$2,186.3	82%
Equity securities	131.9	85.3	217.2	9	203.7	8
Other invested assets	82.5	9.0	91.5	4	59.7	2
Short-term investments	33.1	—	33.1	1	119.1	4
Cash and cash equivalents	226.4	—	226.4	9	89.2	3
Restricted cash and cash equivalents	0.2	—	0.2	—	0.2	—
Total investments and cash	$2,522.1	$(14.7)	$2,504.7	100%	$2,658.2	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and Agencies	$62.5	$(2.0)	$60.5	3%	$92.9	4%
States and Municipalities	212.3	(2.1)	210.2	11	317.6	15
Corporate Securities	952.8	(54.9)	895.8	46	868.1	40
Mortgage-Backed Securities	469.5	(43.5)	426.0	22	415.3	19
Asset-Backed Securities	131.8	(3.8)	128.0	7	66.1	3
Collateralized loan obligations	92.2	(0.7)	91.5	5	260.9	12
Bank loans and other	126.9	(2.0)	124.3	6	165.4	8
Total fixed maturity securities	$2,048.0	$(109.0)	$1,936.3	100%	$2,186.3	100%

Weighted average ending book yield	4.3%	3.9%
Average credit quality (S&P)	A	A
Duration	4.5	3.9
(1) Amortized cost excludes an allowance for current expected credit losses (CECL) of $2.7 million

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		December 31, 2023	December 31, 2022
Numerators:
Stockholders' equity	A	$1,013.9	$944.2
Deferred Gain		99.2	106.1
Stockholders' equity including the Deferred Gain(1)	B	1,113.1	1,050.3
Accumulated other comprehensive loss, before taxes		108.9	175.8
Income taxes related to accumulated other comprehensive loss, before taxes		(22.9)	(36.9)
Adjusted stockholders' equity(1)	C	$1,199.1	$1,189.2

Denominator (shares outstanding)	D	25,369,753	27,160,748

Book value per share(1)	A / D	$39.96	$34.76
Book value per share including the Deferred Gain(1)	B / D	43.88	38.67
Adjusted book value per share(1)	C / D	47.26	43.78

Cash dividends declared per share		$1.10	$3.28

YTD Change in:(2)
Book value per share		18.1%	(13.0)%
Book value per share including the Deferred Gain		16.3	(12.3)
Adjusted book value per share		10.5	3.0

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change per share after taking into account dividends declared in the period.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Years Ended
		December 31,		December 31,
		2023	2022	2023	2022
Numerators:
Net income	A	$45.6	$47.2	$118.1	$48.4
Impact of the LPT Agreement		(1.2)	(2.0)	(7.2)	(8.3)
Net income excluding LPT (1)	B	$44.4	$45.2	$110.9	$40.1
Net realized and unrealized (gains) losses on investments		(12.1)	(13.7)	(22.7)	51.8
Lease termination and asset impairment charges		1.6	—	11.0	—
Income tax expense (benefit) related to items excluded from Net income		2.2	2.9	2.5	(10.9)
Adjusted net income (1)	C	$36.1	$34.4	$101.7	$81.0

Denominators:
Average common shares outstanding (basic)	D	25,645,821	27,258,246	26,368,801	27,503,941
Average common shares outstanding (diluted)	E	25,801,380	27,435,134	26,523,651	27,680,988

Earnings per share:
Basic	A / D	$1.78	$1.73	$4.48	$1.76
Diluted	A / E	1.77	1.72	4.45	1.75

Earnings per share excluding LPT:(1)
Basic	B / D	$1.73	$1.66	$4.21	$1.46
Diluted	B / E	1.72	1.65	4.18	1.45

Adjusted earnings per share:(1)
Basic	C / D	$1.41	$1.26	$3.86	$2.95
Diluted	C / E	1.40	1.25	3.83	2.93

(1) See Page 12 for information regarding our use of Non-GAAP Financial Measures.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in any meaningful ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 5 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 10 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 10 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 6 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 10 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income excluding LPT (see Page 5 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.